UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cabot Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
CABOT CORPORATION 2023 Annual Meeting Vote by March 08, 2023 11 :59 PM ET

You invested in CABOT CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 09, 2023.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
01	Juan Enriquez*	For
02	Sean D. Keohane*	For
03	William C. Kirby*	For
04	Raffiq Nathoo*	For
2.	To approve, in an advisory vote, Cabot’s executive compensation.	For
3.	To recommend, by non-binding vote, the frequency of executive compensation votes.	Year
4.	To ratify the appointment of Deloitte & Touche LLP as Cabot’s independent registered public accounting firm for the fiscal year ending September 30, 2023.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

* Each to be elected to the class of Directors whose term expires in 2026.